May 1, 2006         PROSPECTUS

(as supplemented July 12, 2006)

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market Fund

SunAmerica Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND HIGHLIGHTS	2
SHAREHOLDER ACCOUNT INFORMATION	8
MORE INFORMATION ABOUT THE FUNDS	16
Fund Investment Strategies	16
Glossary	18
Investment Terminology	18
Risk Terminology	19
FUND MANAGEMENT	20
FINANCIAL HIGHLIGHTS	22

Fund Highlights

Q&A

Money market instruments purchased by the Funds are high-quality short-term debt obligations. The money market instruments in which the Funds will invest include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and time deposits; commercial paper and other short-term obligations of U.S. and foreign corporations; repurchase agreements; reverse repurchase agreements; and asset-backed securities.

“High-quality” instruments have a very strong capacity to pay interest and repay principal. Money market funds must generally invest in short-term securities that are rated within the two highest rating categories for short-term fixed-income securities by at least two nationally recognized rating services or unrated securities of comparable investment quality.

Municipal securities are debt obligations of a state or local government entity, which may support general governmental needs or special projects.

The following questions and answers are designed to give you an overview of SunAmerica Money Market Funds, Inc. (the “Company”), and to provide you with information about the Company’s separate funds (each a “Fund” and collectively the “Funds”) and their investment goals, principal investment strategies, and principal investment techniques. Each investment goal may be changed without shareholder approval. You will receive at least 60 days notice to any change to the 80% investment policy of the SunAmerica Municipal Money Market Fund. There can be no assurance that any Fund’s investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under “More Information About the Funds,” which is on page 16 and the glossary that follows on pages 18-19. This prospectus will sometimes refer to the Funds as “we.”

Q:	What are the Funds’ investment goals, principal investment strategies and techniques?

A:

Fund	Investment Goal	Principal Investment Strategy

SunAmerica Money Market Fund	seeks as high a level of current income as is consistent with liquidity and stability of capital	invests primarily in high-quality money market instruments selected principally on the basis of quality and yield

SunAmerica Municipal Money Market Fund	seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation	invests primarily in high-quality money market instruments selected primarily on the basis of quality and yield, as a fundamental policy and under normal market conditions invests at least 80% of its assets in municipal securities that are exempt from regular federal income tax

Additional Information About the Funds’ Techniques

Each Fund is a money market fund and seeks to maintain a stable share price of $1.00. In order to do this, each Fund must comply with a rule of the Securities and Exchange Commission that limits the types of securities in which each Fund may invest.

Q:	What are the principal risks of investing in the Funds?

A:	While the Funds will invest primarily in short-term securities, you should be aware that investments in the Funds may be subject to the risk that the value of their investments may be subject to changes in interest rates. Furthermore, although each Fund seeks to maintain a stable share price of $1.00, there can be no assurance that it will be able to do so and it is possible to lose money by investing in the Funds.

Shares of the Funds are not bank deposits and are not guaranteed or insured by SunAmerica or SunAmerica’s affiliates, any bank, the Federal Deposit Insurance Corporation or any other government entity. As with any mutual fund, there is no guarantee that the Funds will be able to achieve their investment goals or that the net return on an investment in the Funds will exceed what could have been obtained through other investment or savings vehicles.

Q:	How have the Funds performed historically?

A:	The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds’ performance from calendar year to calendar year. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

SUNAMERICA MONEY MARKET FUND            (Class A)

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.64% (quarter ended 12/31/00) and the lowest return for a quarter was 0.05% (quarter ended 03/31/04).

The Fund’s year-to-date return through the most recent calendar quarter ended 03/31/06 was 0.57%.

Average Annual Total Returns (as of the calendar year ended December 31, 2005)		Past One Year	Past Five Years	Past Ten Years	Since Inception**
SunAmerica Money Market Fund*	Class A	2.38%	1.53%	3.17%	4.49%
	Class B	-2.48%	0.50%	2.45%	2.62%
	Class C	0.54%	0.90%	N/A	2.14%
	Class I	2.49%	N/A	N/A	1.17%

*	Includes sales charges where applicable.
**	Class A shares commenced offering on October 2, 1984. Class B shares commenced offering on September 24, 1993. Class I shares commenced offering on November 16, 2001. Class C shares, which were redesignated Class II shares on December 1, 1998 and then redesignated Class C shares on February 23, 2004, commenced offering on October 2, 1997.

Fund Highlights

SUNAMERICA MUNICIPAL MONEY MARKET FUND            (Class A)1

During the seven-year period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended 6/30/00) and the lowest return for a quarter was 0.04% (quarter ended 03/31/04).

The Fund’s year-to-date return through the most recent calendar quarter ended 03/31/06 was 0.90%.

Average Annual Total Returns (as of the calendar year ended December 31, 2005)		Past One Year	Past Five Years	Since Inception**
SunAmerica Municipal Money Market Fund*	Class A	1.62%	1.04%	1.54%
	Class B	-3.19%	0.25%	1.07%
	Class C	-0.18%	0.64%	0.83%

[1]	Performance information of the SunAmerica Municipal Money Market Fund shown from July 7, 2000 through November 16, 2001 is that of the Municipal Money Market Fund, a series of North American Funds (the “Prior Municipal Money Market Fund”), which was reorganized into the Fund on November 16, 2001 (the “Municipal Money Reorganization”). The Fund commenced operations upon consummation of the Municipal Money Reorganization. The Prior Municipal Money Market Fund had a similar investment objective, investment strategies and policies as the Fund. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (“American General Fund”), which was reorganized into the Prior Municipal Money Market Fund on July 7, 2000. The American General Fund had the same investment subadviser and similar investment objective, investment strategies and policies as the Prior Municipal Money Market Fund. The average annual total returns of the shares of the Fund differ from those of the predecessor funds only to the extent that the Fund is subject to different sales charges and expenses. If the Fund’s sales charges and expenses were reflected, returns of the Fund’s shares would be less than those shown.
*	Includes sales charges where applicable.
**	Class A and Class B shares commenced offering on November 2, 1998. Class C shares commenced offering on August 10, 2000. On November 16, 2001, upon the consummation of the Municipal Money Reorganization, Class C shares of the Prior Municipal Money Market Fund were reorganized as Class II shares of the Fund. On February 23, 2004, Class II shares were redesignated as Class C shares.

Q:	What are the Funds’ expenses?

A:	The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

	SunAmerica Money Market Fund					SunAmerica Municipal Money Market Fund
	Class A(1)	Class B(1)	Class C(1)	Class I(1)		Class A(1)		Class B(1)		Class C(1)
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None		None		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is lower)(2)	None	4.00%	1.00%	None		None		4.00%		1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None		None		None		None

Redemption Fee(3)	None	None	None	None		None		None		None

Exchange Fee	None	None	None	None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.46%	0.46%	0.46%	0.46%		0.35%		0.35%		0.35%

Distribution (and/or Service) (12b-1) Fees(4)	0.15%	0.90%	0.90%	None		0.15%		0.90%		0.90%

Other Expenses	0.28%	0.38%	0.38%	0.39%		0.35%		1.81%		0.81%

Total Annual Fund Operating Expenses	0.89%	1.74%	1.74%	0.85%		0.85%		3.06%		2.06%
Expense Reimbursement	—	—	—	0.05%		0.00%		1.36%		0.36%
Net Expenses	0.89%	1.74%	1.74%	0.80%	(5)	0.85%	(5)(6)	1.70%	(5)(6)	1.70%	(5)(6)

(1)	Investors wishing to purchase shares of the Funds are generally required to purchase Class A shares. Class B and Class C shares of a Fund will typically be issued (i) in exchange for Class B shares or Class C shares, respectively, of other AIG SunAmerica Mutual Funds or (ii) to shareholders who wish to invest by dollar cost averaging into Class B or C Shares of another AIG SunAmerica mutual fund. Class I shares are offered exclusively to participants in certain employee retirement plans and other programs.
(2)	A contingent deferred sales charge (CDSC) on Class A shares will apply only if (i) the original purchase was Class A of another AIG SunAmerica Mutual Fund which you subsequently exchanged into a Fund, (ii) the original purchase was $1,000,000 or more and (iii) you redeem within two years from purchase date. The contingent deferred sales charge on Class B shares applies only to redemptions made within six years from purchase date. The contingent deferred sales charge on Class C shares applies only to redemptions made within twelve months of purchase date. See page 8 for more information on the CDSCs.
(3)	A $15.00 fee will be imposed for wire or overnight mail redemptions.
(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(5)	The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. AIG SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.
(6)	The Adviser and/or Distributor are voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratio for the following classes do not exceed the amount set forth below: The voluntary waivers and/or reimbursements are expected to continue but may be terminated at any time. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis. For the SunAmerica Municipal Money Market Fund, the voluntary fee waivers and/or expense reimbursements are in addition to contractual waivers and/or reimbursements.

Municipal Money Market
Class A	0.81%
Class B	1.62%
Class C	1.59%

Fund Highlights

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeemed your investment at the end of the periods indicated:

	1 Year	3 Years	5 Years	10 Years

Sun America Money Market Fund
(Class A shares)	91	284	493	1,096
(Class B shares)*	577	848	1,144	1,827
(Class C shares)	274	539	928	2,019
(Class I shares)	82	255	444	990

SunAmerica Municipal Money Market Fund
(Class A shares)	87	271	471	1,049
(Class B shares)*†	573	836	1,123	1,783
(Class C shares)†	273	536	923	2,009

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years

SunAmerica Money Market Fund
(Class A shares)	91	284	493	1,096
(Class B shares)*	177	548	944	1,827
(Class C shares)	174	539	928	2,019
(Class I shares)	82	255	444	990

SunAmerica Municipal Money Market Fund
(Class A shares)	87	271	471	1,049
(Class B shares)*†	173	536	923	1,783
(Class C shares)†	173	536	923	2,009

*	Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled “Shareholder Account Information” on page 8. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.
†	The Adviser and/or Distributor are voluntarily waiving fees and/or reimbursing expenses for Class B and C shares of the SunAmerica Municipal Money Market Fund. These fee waivers and/or expense reimbursements are not reflected in the Example above. The voluntary waivers and/or reimbursements are expected to continue but may be terminated at any time. The voluntary waivers and/or reimbursements reflected in the chart below are shown at December 31, 2005 and the exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis. For the SunAmerica Municipal Money Market Fund, the voluntary fee waivers and/or expense reimbursements are in addition to contractual waivers and/or reimbursements.

The following are your costs after these fee waivers and/or expense reimbursements:

If you redeemed your investment at the end of the periods indicated:

Municipal Money Market
Class A	$83	$259	$450	$1,002
Class B	565	811	1,081	1,705
Class C	262	502	866	1,889

If you did not redeem your investment at the end of the periods indicated:

	1 Year	3 Years	5 Years	10 Years

Municipal Money Market
Class A	$83	$259	$450	$1,002
Class B	165	511	881	1,705
Class C	162	502	866	1,889

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Shareholder Account Information

SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this Prospectus, including: Class A, Class B and Class C shares. The SunAmerica Money Market Fund also offers Class I shares.

Each class of shares has its own cost structure or requirements, as shown below. If you wish to purchase shares of a Fund, you will generally be required to purchase Class A shares, as Class B and Class C shares of the Fund are typically issued (i) in exchange for Class B shares or Class C shares of other AIG SunAmerica Mutual Funds or (ii) to shareholders who wish to invest by dollar cost averaging into Class B or C shares of another AIG SunAmerica mutual fund. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Class I shares are offered exclusively to participants in certain employee retirement plans and other programs.

Class A	Class B	Class C	Class I

• No front-end sales charge; all your money goes to work for you right away. • Lower annual expenses than Class B or Class C shares. • No deferred sales charge as described below.

•    No front-end sales charge; all your money goes to work for you right away.

•    Higher annual expenses than Class A shares.

•    Deferred sales charge on shares you sell within six years of purchase, as described below.

•    Automatic conversion to Class A shares approximately eight years after purchase.

•    Purchases in an amount of $100,000 or more will not be permitted. You should consult your financial adviser to determine whether other share classes are more beneficial given your circumstances.

•    No front-end sales charge; all your money goes to work for you right away.

•    Higher annual expenses than Class A shares.

•    Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•    No conversion to Class A.

• Offered exclusively to certain institutions. • No sales charges. • Lower annual expenses than Class A, B, or C shares.

CALCULATION OF SALES CHARGES

Class A. Class A shares are available with no front-end sales charge. For those Class A shares subject to a CDSC, as described on page 5, a 1.00% CDSC is imposed on shares sold within one year of original purchase and a 0.50% CDSC is imposed on shares sold after the first year and within the second year after purchase.

Class B. Class B shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

Years after purchase	CDSC Rate
1st year and 2nd year	4.00%
3rd and 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and 8th year	None

If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.

Class C. Class C shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months of buying them.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class C shares in connection with the reorganization of a North American Fund into your Fund, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class C shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

For purposes of the deferred sales charge, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE WAIVERS

Waivers for Certain Investors. We will generally waive the deferred sales charge for Class B or Class C shares in the following cases:

•	within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint tenancy accounts only)

•	taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG Federal Savings Bank (DBA SunAmerica Trust Company) serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made

•	Fund Directors and other individuals, and their families, who are affiliated with any Fund or any Fund distributed by AIG SunAmerica Capital Services, Inc.

•	payments made through the Systematic Withdrawal Plan (subject to certain conditions)

To utilize: if you think you may be eligible for a deferred sales charge waiver, contact your broker or financial advisor, or consult the statement of additional information.

Reinstatement Privilege. If you sell shares of a Fund, within one year after the sale, you may invest some or all of the proceeds in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s). If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale.

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I) of each Fund has its own 12b-1 plan, which allows for distribution and account maintenance and service fees (payable to AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance and Service Fee
A	None	.15%
B	.75%	.15%
C	.75%	.15%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT (Classes A, B and C)

1.	Read this prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for a Fund are as follows:

•	non-retirement account: $100

•	retirement account: $25

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the information on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within five business days of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process with the transfer agent.

If you invest in the Fund through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.

Shareholder Account Information

HOW TO BUY SHARES (Classes A, B and C)

Buying	Shares Through Your Dealer

You can buy shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Fund on your behalf.

Buying	Shares Through the Fund

Opening an Account	Adding to an Account

By check

•   Make out a check for the investment amount, payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•   Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

•   All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•   Accounts can only be opened by check by a non-resident alien if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•   Make out a check for the investment amount, payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•   Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

•   Indicate the Fund and account number in the memo section of your check.

•   Deliver the check and your stub or note to your broker or financial advisor, or mail them to:

(via regular mail)

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219373

Kansas City, MO 64121-9373

(via express, certified and registered mail)

AIG SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

•   Fax your completed application to AIG SunAmerica Fund Services, Inc. at 201-324-6496.

•   Obtain your account number by calling Shareholder Services 1-800-858-8850.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (Put Name of Fund and Share Class).

FBO: (Account number & names in which the Acct. is registered).

Your bank may charge a fee to wire funds.

•   Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (Put Name of Fund and Share Class).

FBO: (Account number & names in which the Acct. is registered).

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

HOW TO SELL SHARES (Classes A, B and C)

Selling	Shares Through Your Dealer

You can sell shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Fund on your behalf.

Selling	Shares Through the Funds

By mail

Send your request to:

Via Regular mail

AIG SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

Via express, certified and registered mail

AIG SunAmerica Mutual Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105-1514

Your request should include:

•   Your name

•   Fund name, share class and account number

•   The dollar amount or number of shares to be redeemed

•   Any special payment instructions

•   The signature of all registered owners exactly as the account is registered, and

•   Any special documents required to assure proper authorization.

•   A $15.00 fee will be imposed for overnight mail redemptions

By phone

• Call Shareholder Services at 1-800-858-8850 between 8:30 am and 7:00 pm Eastern Time on most business days. • Or, for automated 24-hour account access call FastFacts at 1-800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 1-800-858-8850 between 8:30 a.m. and 7:00 p.m. (Eastern time) on most business days. Otherwise, you must provide a voided check, and in writing, the following information:

•   The Fund name, share class and account number you are redeeming,

•   Bank or financial institution name,

•   ABA routing number,

•   Account number, and

•   Account registration.

•   If the account registration at your bank is different than your account at AIG SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.

•   Minimum amount to wire money is $250. A $15 fee will be deducted from your account.

By internet:

Visit our web site at www.sunamericafunds.com, and select the “View Your Account” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services”.

Certain Requests Require a Signature Guarantee:

To protect you and the Funds from fraud, the following redemption requests must be in writing and include a signature guarantee (although there may be other situations that also require a signature guarantee) if:

•	Redemptions are in the amount of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

Shareholder Account Information

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares. Additional documents may be required.

You can generally obtain a medallion guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency.

A notary public CANNOT provide a medallion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (Class I)

Class I shares of the SunAmerica Money Market Fund are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

TRANSACTION POLICIES (All Funds and Classes)

Valuation of shares. The net asset value per share (NAV) for each Fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (general 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Fund also will be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. It is the intention of each Fund to maintain a net asset value per share of $1.00, although there can be no assurance that each Fund will be able to do so. In accordance with the rules and regulations of the Securities and Exchange Commission, each Fund intends to value its portfolio securities based upon their amortized cost. This entails initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any premium or discount regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument.

Buy and sell prices. When you buy Class C shares, you pay the NAV plus any applicable front-end sales charges, as described earlier. When you sell Class A, B or C shares, you receive the NAV minus any applicable CDSCs. When you buy Class A, Class B or Class I shares, you pay the NAV. When you sell Class I shares, you receive NAV.

Execution of requests. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If a Fund or AIG SunAmerica Capital Services, Inc. receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern time), you will receive that day’s closing price. If a Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day’s closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before its close of business. Each Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, each Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing or, you may visit our website at www.sunamericafunds.com, or call FastFacts at 1-800-654-4760.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund. However, exchanges of shares may be subject to applicable sales charges imposed by the fund into which you would like to exchange. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another Fund’s Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another Fund’s shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. The Funds may change or cancel their exchange privileges at any time, upon 60 days’ written notice to their shareholders. The Funds may also refuse any exchange order without notice.

Certificated shares. The Funds do not issue certificated shares.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The SunAmerica Mutual Funds discourage excessive or short-term trading, often referred to as “market timing”, and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds’ Board of Directors has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund’s transfer agent. While the Funds’ expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the Funds’ prospectuses, the Funds may be limited in their ability to monitor the trading activity or enforce the Funds’ market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive short-term trading may interfere with efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

Market timing procedures. The Funds’ procedures include committing staff of the Funds’ shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may no be limited to, the frequency of transactions by the financial intermediary, the Fund’s investment objective, the size of a Fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into AIG SunAmerica Funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

Though implementation of the Funds’ procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and the Funds’ service providers seek to make judgments that are consistent with the interests of the Funds’ shareholders. There is no assurance that the Funds or their service providers will gain access to any or all information necessary to detect market timing. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Funds cannot represent that such trading activity can be completely eliminated.

DISCLOSURE OF PORTFOLIO HOLDINGS

For more information on the Fund’s policies and procedures for disclosing confidential portfolio holdings information please refer to the Statement of Additional Information.

Shareholder Account Information

ADDITIONAL INVESTOR SERVICES (Classes A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 1-800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

Systematic Withdrawal Plan may be used for routine bill payment or periodic withdrawals from your account. To use:

•	You must have at least $5,000 worth of shares in your account.

•	Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

Systematic Exchange Program may be used to exchange shares of a Fund periodically for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund. To use:

•	Specify the fund(s) distributed by AIG SunAmerica Capital Services, Inc. from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months, and specify the date.

•	Specify the amount(s). Each exchange must be worth at least $50.

•	Accounts must be registered identically; otherwise a signature guarantee will be required.

Retirement plans. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual 401(k) plans, 529 plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

Account	Mailings:

Account Statements. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

•	After every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption or systematic exchange).

•	After any changes of name or address of the registered owner(s), or after certain account option changes.

IRS Tax Forms. Every year you should also receive, if applicable, and IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through the Funds. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual, and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, Visit our web site at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Funds.)

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly by the Funds. Capital gains distributions, if any, are paid annually by the Funds.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850, to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Fund as a result of the fact that Class I shares are not subject to any distribution or service fee.

Taxability of dividends. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from the SunAmerica Money Market Fund, whether reinvested or taken as cash, are generally considered taxable. It is anticipated that substantially all of the distributions from the Money Market Fund will be taxed as ordinary income. It is anticipated that dividends you receive from the SunAmerica Municipal Money Market Fund generally will be exempt from federal income tax. Corporations will not be entitled to take a dividends-received deduction for dividends they receive from a Fund.

Some dividends paid in January may be taxable as if they had been paid the previous December.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax advisor. As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plan should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, the Funds must withhold 28% of your reportable distributions and redemption proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

Small accounts (other than Class I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, the effects of sales charges, or administrative fees (for retirement plans only).

More Information About the Funds

FUND INVESTMENT STRATEGIES

Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund’s investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.

	SUNAMERICA MONEY MARKET FUND	SUNAMERICA MUNICIPAL MONEY MARKET FUND
What is the Fund’s investment goal?	seeks as high a level of current income as is consistent with liquidity and stability of capital	seeks as high a level of current income as is consistent with liquidity and stability of capital and that is exempt from regular federal income taxation
What principal investment strategy does the Fund use to implement its investment goal?	invests primarily in high-quality, short-term money market instruments selected principally on the basis of quality and yield	invests primarily in high-quality money market instruments selected primarily on the basis of quality and yield that are exempt from regular federal income tax. Under normal market conditions, the Fund invests at least 80% of its assets in municipal securities which pay income exempt from regular federal income taxes. The Fund’s assets include its net assets plus any borrowing for investment purposes. Municipal securities may include private activity bonds, the interest on which is subject to the federal alternative minimum tax (AMT).
What are the Fund’s principal investment techniques?	invests in high-quality, short-term money market instruments, including U.S. government securities, certificates of deposit, bankers’ acceptances and time deposits; commercial paper and other short-term obligations of U.S. and foreign corporations; repurchase agreements; reverse repurchase agreements; and asset-backed securities	invests in high-quality, short-term money market securities that are exempt from regular federal income tax, including municipal fixed-income securities with remaining maturities of 13 months or less, municipal commercial paper variable rate demand notes, auction rate preferred stock and other adjustable rate securities that are exempt from federal income taxation and liquid Rule 144A securities
What principal risks may affect the Fund?	• interest rate fluctuations • credit risk • securities selection	• interest rate fluctuations • credit risk • securities selection

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More Information About the Funds

GLOSSARY

The two best-known debt rating agencies are Standard & Poor’s Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc.

INVESTMENT TERMINOLOGY

Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula.

Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

Bankers’ acceptances are time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity and represent direct or contingent obligations of commercial banks.

Certificates of deposit are interest-bearing time deposits representing direct or contingent obligations of commercial banks.

Commercial paper is short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes.

Fixed income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

Municipal bond is a debt obligation of a state or local government entity, which may support general governmental needs or special projects.

Municipal commercial paper consists of short term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, repurchase agreement or other credit facility agreement offered by banks or other institutions.

Municipal notes are notes issued by local, regional and state governments to meet their short-term funding requirements.

Municipal securities include municipal bonds, municipal commercial paper and municipal notes.

Repurchase agreements are agreements in which the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months.

Reverse repurchase agreements are agreements in which a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund.

Rule 144A securities are investments purchased and sold in large institutional markets. Many of these transactions are exempted from the registration requirements under the securities laws pursuant to Rule 144A under the Securities Act of 1933, as amended.

Short-term money market instruments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit.

Stability of capital means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

U.S. government securities are issued or guaranteed as to principal and interest, by the U.S. government, its agencies or instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

Variable rate demand notes, or VRDNs, are either taxable or tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand to receive payment of the principal balance plus accrued interest either at any time or at specified intervals not exceeding one year and in either case upon no more than seven days notice.

RISK TERMINOLOGY

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Interest rate fluctuations: Because a Fund may hold a money market security until maturity, during a period of declining interest rates, the Fund may have to replace such security with a lower yielding security, thus decreasing the net investment income for the Fund and dividends to shareholders.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Fund Management

Adviser. AIG SunAmerica Asset Management Corp. (“AIG SunAmerica” or the “Adviser”) which was organized in 1982 under the laws of Delaware serves as investment adviser to the Funds, provides various administrative services, and supervises the daily business affairs of each Fund. As the investment adviser, AIG SunAmerica selects and manages Fund investments except to the extent it has delegated portfolio management of a fund to a subadviser. In addition to managing the Funds, AIG SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, AIG Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Focused Series, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series Trust, VALIC Company I and VALIC Company II. As of March 31, 2006, AIG SunAmerica managed, advised and/or administered assets in excess of $45.4 billion.

For the fiscal year ended December 31, 2005, the SunAmerica Money Market Fund paid AIG SunAmerica a fee equal to 0.46% of average daily net assets and the SunAmerica Municipal Money Market Fund paid AIG SunAmerica a fee equal to 0.35% of average daily net assets.

The SunAmerica Municipal Money Market Fund is subadvised by AIG Global Investment Corp. (“AIGGIC” or the “Subadviser”). AIGGIC is located at 70 Pine Street, New York, New York 10270, and is responsible for investment decisions for the Fund. AIGGIC is an AIG SunAmerica affiliate and is a part of AIG Global Investment Group (“AIGGIG”). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice, and market asset management products and services to clients around the world. As of March 31, 2006, AIGGIG managed approximately $533 billion, of which approximately $450 billion relates to AIG affiliates and $83 billion relates to client assets. These figures do not include assets sub-advised to third party managers. As of the fiscal year ended December 31, 2005, AIGGIC received an annual fee for its services at the rate of 0.25% of the Fund’s average daily net assets. This fee is paid by AIG SunAmerica and not the SunAmerica Municipal Money Market Fund.

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Funds is available in the Fund’s Annual Report to shareholders for the period ending December 31, 2005.

Distributor. AIG Capital Services, Inc. (“SACS” or the “Distributor”), distributes each Fund’s shares. The Distributor, an AIG SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund’s Class A, Class B and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of a Fund). This compensation may include additional compensation with respect to the sale of Class A, Class B or Class C shares; or financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be make available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund’s shares to qualify for this Compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the securities Act of 1933.

In certain instances, the Advisor or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries who sell fund shares. In addition, the Adviser, the Distributor and their affiliates (including the Administrator) may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by the Adviser. In some circumstances, those types of payments may relate to one or more funds’ inclusion on a financial intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend of offer shares of the funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by the Adviser are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A, Class B and Class C 12b-1 plans. Payments by other affiliates are out of their own resources.

Shareholder Servicing Agent. AIG SunAmerica Fund Services, Inc. assists the Funds’ transfer agent in providing shareholder services.

The Adviser, the Distributor and the Shareholder Servicing Agent are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, TX 77019.

Legal Proceedings. On February 9, 2006, AIG, the parent company and an affiliated person of the Adviser, the Subadviser and the Distributor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission (“SEC”). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG’s accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Funds.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”). Certain affiliated persons of AIG, including the Adviser and Distributor, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including the Adviser, the Subadviser and the Distributor, to continue to serve as investment adviser, sub-adviser, and principal underwriter of the Funds. The Adviser, Distributor and Subadviser expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United State Department of Justice (“DOJ”), the Attorney General of the State of New York (“NYAG”) and the New York State Department of Insurance (“DOI”), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG’s internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to receipt of permanent relief, the Adviser, the Subadviser and the Distributor believe that the settlements are not likely to have a material adverse effect on their ability to perform investment advisory and distribution services relating to the Funds.

Financial Highlights

The Financial Highlights table for each Fund is intended to help you understand each Fund’s financial performance since inception or for the past five years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are incorporated by reference in the Funds’ Statement of Additional Information (SAI) which is available upon request.

SUNAMERICA MONEY MARKET FUND

Period Ended	Net Asset Value beginning of period	Net invest- ment income(1)	Dividends from net invest- ment income	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets
	Class A
12/31/01	$1.000	0.034	(0.034)	1.000	3.45%		$1,087,329	0.93%		4.04%
12/31/02	1.000	0.010	(0.010)	1.000	1.04	(6)	1,751,812	0.90		0.99
12/31/03	1.000	0.003	(0.003)	1.000	0.32		1,644,603	0.88		0.32
12/31/04	1.000	0.005	(0.005)	1.000	0.50		1,630,353	0.90		0.49
12/31/05	1.000	0.024	(0.024)	1.000	2.38		1,587,641	0.89		2.35
	Class B
12/31/01	$1.000	$0.025	$(0.025)	$1.000	2.57%		$55,066	1.75%		3.76	%(4)
12/31/02	1.000	0.003	(0.003)	1.000	0.28	(6)	64,815	1.64	(4)	0.26	(4)
12/31/03	1.000	0.000	0.000	1.000	0.03		44,529	1.18	(4)	0.03	(4)
12/31/04	1.000	0.001	(0.001)	1.000	0.07		42,437	1.32	(4)	0.06	(4)
12/31/05	1.000	0.015	(0.015)	1.000	1.52		31,738	1.74		1.46
	Class C†
12/31/01	$1.000	$0.026	$(0.026)	$1.000	2.63%		$33,644	1.69	%(4)	3.51	%(4)
12/31/02	1.000	0.003	(0.003)	1.000	0.27	(6)	30,285	1.66	(4)	0.26	(4)
12/31/03	1.000	0.000	0.000	1.000	0.03		20,290	1.18	(4)	0.03	(4)
12/31/04	1.000	0.001	(0.001)	1.000	0.07		16,985	1.33	(4)	0.06	(4)
12/31/05	1.000	0.015	(0.015)	1.000	1.54		$13,497	1.71		1.59
	Class I
11/16/01-12/31/01(3)	$1.000	$0.002	$(0.002)	$1.000	0.20%		$8,336	0.80	%(4)(5)	0.84	%(4)(5)
12/31/02	1.000	0.011	(0.011)	1.000	1.13	(6)	9,195	0.80	(4)	1.12	(4)
12/31/03	1.000	0.004	(0.004)	1.000	0.43		9,636	0.77	(4)	0.43	(4)
12/31/04	1.000	0.006	(0.006)	1.000	0.58		11,895	0.80	(4)	0.59	(4)
12/31/05	1.000	0.025	(0.025)	1.000	2.49		13,708	0.80	(4)	2.49	(4)

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Commencement of sales of respective class of shares
(4)	Net of the following expense reimbursements (based on average net assets):

	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Class B	—%	0.04%	0.51%	0.39%	—%
Class C	0.05%	0.04	0.53	0.39	—
Class I	0.24	0.14	0.02	0.09	0.05

(5)	Annualized
(6)	The total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.
†	Effective February 23, 2004 Class II shares were redesignated as Class C shares.

SUNAMERICA MUNICIPAL MONEY MARKET FUND

Period Ended	Net Asset Value beginning of period	Net invest- ment income(1)	Dividends from net invest- ment income	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income to average net assets(4)
			Class A
10/31/01(5)	1.000	0.020	(0.020)	1.000	2.39	$3,972	0.78%		2.39
11/01/01-12/31/01(5)	1.000	0.013	(0.013)	1.000	2.05	3,829	0.62	(3)	1.71	(3)
12/31/02	1.000	0.009	(0.009)	1.000	0.92	88,050	0.78		0.71
12/31/03	1.000	0.003	(0.003)	1.000	0.28	113,802	0.81		0.28
12/31/04	1.000	0.004	(0.004)	1.000	0.36	97,374	0.87		0.35
12/31/05	1.000	0.016	(0.016)	1.000	1.62	84,817	0.81		1.58
			Class B
10/31/01(5)	1.000	0.020	(0.020)	1.000	2.39	$2,613	0.78%		2.38
11/01/01-12/31/01(5)	1.000	0.008	(0.008)	1.000	1.97	2,618	1.13	(3)	1.27	(3)
12/31/02	1.000	0.002	(0.002)	1.000	0.24	3,714	1.39		0.16
12/31/03	1.000	0.001	(0.001)	1.000	0.10	3,168	0.98		0.11
12/31/04	1.000	0.001	(0.001)	1.000	0.10	497	1.02		0.10
12/31/05	1.000	0.008	(0.008)	1.000	0.81	520	1.62		0.80
			Class C†
10/31/01(5)	1.000	0.020	(0.020)	1.000	2.40	$136	0.78%		2.33
11/01/01-12/31/01(5)	1.000	0.008	(0.008)	1.000	1.97	195	1.15	(3)	1.14	(3)
12/31/02	1.000	0.002	(0.002)	1.000	0.24	170	1.39		0.19
12/31/03	1.000	0.001	(0.001)	1.000	0.10	258	1.00		0.11
12/31/04	1.000	0.001	(0.001)	1.000	0.10	223	1.18		0.10
12/31/05	1.000	0.008	(0.008)	1.000	0.82	1,563	1.59		1.02

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Annualized
(4)	Net of the following expense reimbursements (based on average net assets):

	10/31/01	12/31/01(3)	12/31/02	12/31/03	12/31/04	12/31/05
Class A	1.18%	2.51%	0.20%	0.03%	0.00%	0.04%
Class B	1.18	2.59	1.25	1.03	0.87	1.44
Class C	1.18	7.84	9.68	7.45	4.20	0.47

(5)	The financial information for the periods prior to November 16, 2001 reflects the financial information for the North American Municipal Money Market Fund.
†	Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semi-annual Reports.    Contain financial statements.

Statement of Additional Information (SAI).    Contains additional information about the Funds’ policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference, which means it is legally part of this prospectus.

You may obtain copies of these documents or ask questions about the Funds by contacting: AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our web site at www.sunamericafunds.com, or by calling your broker or financial advisor.

View your account on line

Visit our web site at www.sunamericafunds.com and click on “Shareholder Services and Account Information”.

•	View your account and portfolio balances

•	View the transaction history of your account(s)

•	See the net asset value of the fund(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year to date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information on line by visiting our web site at www.sunamericafunds.com and clicking on the “Financial Professionals” link. Please call 800-858-8850, x6003 to obtain a password.

Receive certain documents electronically

Enroll for electronic delivery of prospectuses and annual reports by visiting our web site at www.sunamericafunds.com and clicking on “Shareholder Services and Account Information” and then the “Go Paperless” option to complete the consent form. Why Go Paperless?

•	Immediate receipt of important fund information

•	Elimination of bulky documents from personal files

•	Reduction of the Fund’s printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us on line if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the funds. All personal information is encrypted and is completely secure.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

The Funds are series of SunAmerica Money Market Funds, Inc.

INVESTMENT COMPANY ACT

File No. 811-03807

MMPRO-4/06